American Water Star, Inc. Announces Investor Conference Call, Hosted by Company President and CEO, Roger Mohlman

LAS VEGAS, NV - (BUSINESS WIRE) -- March 22, 2005 - American Water Star, Inc. (AMEX: AMW - News), today announced an investor conference call to be held at 4:15 p.m. Eastern Standard Time on Tuesday, March 29, 2005. American Water Star's President and CEO, Roger Mohlman will host the call.

American Water Star Inc. (AMW) is a publicly traded company and is engaged in the beverage bottling industry. Its product brands are licensed and developed in-house, and bottled in strategic locations throughout the United States. AMW's beverage products are sold by the truckload, principally to distributors, who sell to retail stores, corner grocery stores, convenience stores, schools and other outlets.

At AMW, we believe our great tasting, new zero-sugar, zero-calorie flavored water beverages have positioned us to capture a large share of the market for healthy flavored waters. Our product line consists of four branded beverages: Geyser Sport; Geyser Fruit; Geyser Fruta; and Hawaiian Tropic. Geyser Sport is a sugar-free, calorie-free, carb-free, fruit-flavored beverage fortified with vitamins and calcium, offered in eight different fruit flavors. Geyser Fruit is a non-carbonated water with a low sugar content, also offered in eight different flavors. Geyser Fruta is targeted to the Hispanic market and includes authentic Latin-flavored beverages. Our Hawaiian Tropic products feature sugar-free, no-carbohydrate, caffeine-free, sodium-free tropical drinks offered in four flavors.

Interested parties may listen to the conference call by telephone.

Instructions for listening to the conference call:

To listen to the conference call as it takes place:

Call 1-800-977-8002 in the United States or Canada; or

Call 1-404-920-6650 in the Atlanta Area or Internationally

Pin Code: 314935

Exclusive: For Expedited Entry into the Conference:

Please register via this link (www.AccuConference.com/AMW) for your Direct Access 800 number.

To listen to a recording of the call (available immediately following the call and for 30 days after the call takes place):

Call 1-800-977-8002 in the United States or Canada; or

Call 1-404-920-6650 in the Atlanta Area or Internationally

Pin Code: Press * then 314935

Forward-Looking Statements:

This press release may contain statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "establish," "project" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from AMW's historical experience and our present expectations or projections. These risks include, but are not limited to, our ability to become an industry leader; changes in economic conditions; changes in the non-alcoholic beverages business environment, including actions of competitors and changes in consumer preferences; our ability to capture market share; the effectiveness of our advertising and marketing programs; fluctuations in the cost and availability of raw materials or necessary services; our ability to avoid production output disruptions; our ability to achieve earnings goals; regulatory and legal changes; our ability to penetrate developing and emerging markets; litigation uncertainties; and other risks discussed in our filings with the SEC, including our Annual Report on Form 10-KSB, Quarterly Reports on Form 10-QSB, and Current Reports on Form 8-K, which reports are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

American Water Star Inc.	Redwood Consultants, LLC.
Donald Hejmanowski, 702-740-7036	Jens Dalsgaard, 415-884-0348